EXHIBIT 21

                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant


As of February 28, 2003, Thermo Electron Corporation owned the following companies:




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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                           NAME                                         INCORPORATION                 OWNERSHIP
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Thermo CRS Holdings Ltd.                                                                    Canada                       100
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     Thermo CRS Ltd.                                                                        Canada                       100
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         CRS Robotics Inc.                                                                  Michigan                     100
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         Robocon GmbH                                                                       Austria                      100
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         CRS Robotics France SARL                                                           France                       100
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Thermo Coleman Corporation                                                                  Delaware                     100
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     Coleman Services Incorporated                                                          Delaware                     100
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     Thermo Information Solutions Inc.                                                      Delaware                     100
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Peter Brotherhood Holdings Ltd.                                                             England                      100
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     Aircogen Ltd.                                                                          England                      80
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     Peter Brotherhood Limited                                                              England                      100
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         Peter Brotherhood Pension Fund Trustees Ltd.                                       England                      100
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         Thermo Electron Realty Limited                                                     England                      100
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     Thermo Holdings Limited                                                                England                      100
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Thermo Electron, S.A. de C.V.                                                               Mexico                       100
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Fi SA                                                                                       France                       100
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Gulf Precision, Inc.                                                                        Arizona                      100
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Thermo Hypersil-Keystone Inc.                                                               Pennsylvania                 100
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Loftus Furnace Company                                                                      Pennsylvania                 100
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NAPCO, Inc.                                                                                 Connecticut                  100
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North East Surgical Tool Corp.                                                              Massachusetts                100
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Staten Island Cogeneration Corporation                                                      New York                     100
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TE Great Lakes Inc.                                                                         Michigan                     100
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TEC Cogeneration Inc.                                                                       Florida                      100
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South Florida Cogeneration Associates                                                       Florida                      50*
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     North County Resource Recovery  Associates                                             California                  100*
     (50% of which is owned directly by
      Thermo Securities Corporation)
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Thermo Electron Export Inc.                                                                 Barbados                     100
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Thermo Foundation, Inc.                                                                     Massachusetts                100
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Thermo Leasing Corporation                                                                  Delaware                     100
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     Thermo Capital Company LLC                                                             Delaware                     50
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Thermo Detection Inc.                                                                       Delaware                     100
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     Thermo Orion Inc.                                                                      Massachusetts                100
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         Orion Research Limited                                                             England                      100
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         Thermo Orion Puerto Rico Inc.                                                      Delaware                     100
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         Russell pH Limited                                                                 Scotland                     100
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     Thermo Keytek LLC                                                                      Delaware                     100
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     Thermedics Detection de Argentina S.A.                                                 Argentina                    99
     (additionally 1% of the shares are owned
     directly by Thermo Detection Inc.)
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     Thermo Detection de Mexico, S.A. C.V.                                                  Mexico                       100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Detection Limited                                                               England                      100
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     Thermedics Detection Scandinavia AS                                                    Norway                       100
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                                       1

                           THERMO ELECTRON CORPORATION

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Thermo Allen Coding Limited                                                                 England                      100
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     Thermo Allen Coding Corporation                                                        Delaware                     100
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Thermo Electron Weighing & Inspection Limited                                               England                      100
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     Best Checkweighers Limited                                                             England                      100
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     Intertest (UK) Limited                                                                 England                      100
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Goring Kerr Detection Limited                                                               England                      100
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     Goring Kerr (NZ) Limited                                                               New Zealand                  100
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     Thermo Sentron Canada Inc.                                                             Canada                       95
     (additionally, 5% of the shares are owned directly by Thermo Electron Corporation)
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Ramsey France S.A.R.L.                                                                      France                       100
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     Allen France                                                                           France                       100
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Thermo Ramsey S.A.                                                                          Spain                        100
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Ramsey Italia S.R.L.                                                                        Italy                        100
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     Thermo Ramsey TecnoEuropa S.r.l.                                                       Italy                        100
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Thermo Ramsey Inc.                                                                          Massachusetts                100
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Xuzhou Ramsey Technology Development Co., Limited                                           China                        50*
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Thermo Sentron Australia Pty. Ltd.                                                          Australia                    100
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Thermo Sentron Limited                                                                      England                      100
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     Hitech Electrocontrols Limited                                                         England                      100
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         Hitech Licenses Limited                                                            England                      100
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         Hitech Metal Detectors Ltd.                                                        England                      100
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     Westerland Engineering Ltd.                                                            England                      100
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     Westerland Limited                                                                     England                      100
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Thermo Sentron (South Africa) Pty. Ltd.                                                     South Africa                 100
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Thermo Voltek Europe B.V.                                                                   Netherlands                  100
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     Comtest Italia S.R.L.                                                                   Italy                       100
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     Comtest Limited                                                                        England                      100
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UVC Realty Corp.                                                                            New York                     100
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Thermo Administrative Services Corporation                                                  Delaware                     100
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KFP Operating Company, Inc.                                                                 Delaware                     100
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KFx Fuel Partners, L.P.                                                                     Delaware                     100
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Thermo Electron of Maine, Inc.                                                              Maine                        100
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     Gorbell/Thermo Electron Power Company                                                  Maine                        80*
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Star/RESC LLC                                                                               Texas                        75
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Thermo Electron Foundation, Inc.                                                            Massachusetts                100
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Thermo Electron Metallurgical Services, Inc.                                                Texas                        100
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Thermo Eberline Corporation                                                                 New Mexico                   100
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Thermo Life Sciences Limited                                                                England                      100
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     Denley Instruments Limited                                                             England                      100
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Life Sciences International Limited                                                         England                      100
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     Thermo Electron (Management Services) Limited                                          England                      100
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     Comdata Services Limited                                                               England                      100
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         Lipshaw Limited                                                                    England                      100
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         Luckham Limited                                                                    England                      100
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         Phicom Limited                                                                     England                      100
------------------------------------------------------------------------------------------------------------------------------------
         Southions Investments Limited                                                      England                      100
------------------------------------------------------------------------------------------------------------------------------------
         Sungei Puntar Rubber Estate Limited                                                England                      100
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         Westions Limited                                                                   England                      100
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         Whale Scientific Limited                                                           England                      100
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         Forma Scientific Ltd.                                                              England                      100
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     Life Sciences (Europe) Limited                                                         England                      100
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     E-C Apparatus Ltd.                                                                     England                      100
------------------------------------------------------------------------------------------------------------------------------------
     Shandon (Germany) Ltd.                                                                 England                      100
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     Savant Instruments Ltd.                                                                England                      100
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                                       2

                           THERMO ELECTRON CORPORATION

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     Helmet Securities Limited                                                              England                      100
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         International Equipment Company Limited                                            England                      100
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         Life Sciences International Kft                                                    Hungary                      100
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         Life Sciences International, Inc.                                                  Pennsylvania                 100
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              LSI (US) Inc.                                                                 Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
         LSI North America Service Inc.                                                     Delaware                     100
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         Life Sciences International Holdings BV                                            Netherlands                  100
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              Thermo Labsystems OY                                                          Finland                      100
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                  Thermo BioAnalysis S.A.                                                   Spain                        100
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                  Thermo Labsystems (Shanghai) Co. Ltd.                                     China                        90
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                  Thermo Labsystems India Pvt. Ltd.                                         India                        100
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                  Thermo Clinical Labsystems Oy                                             Finland                      100
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                  Labsystems (Hong Kong) Limited                                            Hong Kong                    99
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                  JSC Thermo Labsystems                                                     Russia                       95
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                  Labinstruments Oy                                                         Finland                      100
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              Life Sciences International (Poland) SP z O.O                                 Poland                       100
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              Labsystems Christioan-Gassauer-Fleissner GmbH                                 Austria                      100
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     Britlowes Limited                                                                      England                      100
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     Commendstar Limited                                                                    England                      100
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     Consumer & Video Holdings Limited                                                      England                      100
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         Video Communications Limited                                                       England                      100
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     Greensecure Projects Limited                                                           England                      100
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         Hybaid Limited                                                                     England                      100
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              Equibio Limited                                                               England                      100
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                  Cell One S.A.R.L.                                                         France                       100
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     Labsystems Ges mbH                                                                     Austria                      100
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     Omnigene Limited                                                                       England                     58.5
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     Shenbridge Limited                                                                     England                      100
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     Southern Instruments Holdings Limited                                                  England                      100
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         Finishlong Ltd.                                                                    England                      100
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Gamma-Metrics Minerals Pty Ltd.                                                             Australia                    100
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Thermo Gamma-Metrics Inc.                                                                   California                   100
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     Thermo Electron India Private Limited                                                  India                        100
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Thermo MF Physics Corporation                                                               Delaware                     100
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Thermo Radiometrie Corporation                                                              Delaware                     100
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Radiometrie U.S.A., Inc.                                                                    California                   100
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Thermo Radiometrie Limited                                                                  England                      100
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ONIX Systems Inc.                                                                           Delaware                     100
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     Thermo Process Instruments GP, LLC                                                     Delaware                     100
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     Thermo Process Instruments LP                                                          Texas                       99.9
     (an additional 0.1% of Thermo Process Instruments LP is owned by Thermo Process
     Instruments GP, LLC)
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         Thermo Measuretech Canada Inc.                                                     Canada                       100
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     Thermo Onix Holdings Limited                                                           England                      100
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         CAC UK Limited                                                                     England                      100
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         Thermo Measurement Limited                                                         England                      100
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              Peek Measurement Limited                                                      England                      100
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              Sarasota Data Products Limited                                                England                      100
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              Sarasota Instrumentation Limited                                              England                      100
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         Thermo Onix Limited                                                                England                      100
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              Thermo ONIX B.V.                                                              Netherlands                  100
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              VG Gas Analysis Limited                                                       England                      100
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              Quadropols Limited                                                            England                      100
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VG Systems Japan K.K.                                                                       Japan                        100
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                                       3

                           THERMO ELECTRON CORPORATION

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Thermo Projects OY                                                                          Finland                      100
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Thermo Electron Scientific Instruments Corporation                                          Wisconsin                    100
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     Thermo Electron German Holdings Inc.                                                   Delaware                    35.4
     (7.2% of shares are owned directly by TDI Inc. of VA, 6.6% of shares are owned directly by Thermo Radiometrie Corporation, 19.3% of shares are owned directly by Thermo Electron Corporation, 29.3% of shares are owned directly by Thermo Finnigan LLC, 2.2% of shares are owned directly by Thermo Detection Inc.)
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     Thermo Vacuum Generators Inc.                                                          Delaware                     100
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     FI Instruments Inc.                                                                    Delaware                     100
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     Thermo Spectronic Inc.                                                                 Delaware                     100
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         SLM International Inc.                                                             Illinois                     100
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     Thermo Elemental Inc.                                                                  Massachusetts                100
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         A.R.L. Applied Research Laboratories S.A.                                          Switzerland                  100
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              Fisons Instruments (Proprietary) Limited                                      South Africa                 100
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              Thermo Electron Wissenschaftliche Gerate GesmbH                               Austria                      100
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         Baird Do Brazil Representacoes Ltda.                                               Brazil                       100
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         Beijing Baird Analytical Instrument Technology Co. Limited                         China                        100
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     Thermo Cahn Corporation                                                                Wisconsin                    100
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         Mattson Instruments Limited                                                        England                      100
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         Thermo Optek Italia S.p.A.                                                         Italy                        100
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         Unicam S.A.                                                                        Belgium                      100
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     Nicolet Japan K.K.                                                                     Japan                        100
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     Thermo Optek Limited                                                                   England                      100
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         Thermo VG Systems Limited                                                          England                      100
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         Norlab Instruments Limited                                                         England                      100
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         Thermo Electron Spectroscopy Limited                                               England                      100
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              Thermo Elemental Limited                                                      England                      100
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              Unicam Export Limited                                                         England                      100
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              Nuclear Enterprises Limited                                                   England                      100
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     Planweld Holding Limited                                                               England                      100
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         Hilger Analytical Limited                                                          England                      100
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         Thermo Electron Limited                                                            England                      100
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     Thermo Nicolet Limited                                                                 England                      100
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     Nippon Jarrell-Ash Co Ltd.                                                             Japan                        100
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     Thermo Instruments (Canada) Inc.                                                       Canada                       100
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         Unicam Analytical Inc.                                                             Canada                       100
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Thermo Optek Materials Analysis (S.E.A.) Pte Limited                                        Singapore                    100
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Gould Instrument Systems, Inc.                                                              Ohio                         100
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     Gould & Nicolet S.A.                                                                   France                       95
         (additionally, 5% of the shares are owned directly by
         Thermo Electron Corporation)
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Thermo Kevex X-Ray Inc.                                                                     Delaware                     100
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Thermo NESLAB Inc.                                                                          New Hampshire                100
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Nicolet Instrument Technologies Inc.                                                        Wisconsin                    100
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Thermo Noran Inc.                                                                           Wisconsin                    100
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ThermoSpectra Limited                                                                       England                      100
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     Nicolet Technologies Ltd.                                                              England                      100
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Spectrace Instruments Inc.                                                                  California                   100
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Thermo Electron Sweden Forvaltning AB                                                       Sweden                       100
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     Spectra-Physics AB                                                                     Sweden                       99
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         Spectra-Physics Holdings USA, Inc.                                                 Delaware                     100
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              Spectra-Physics Canada Ltd.                                                   Canada                       100
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         Spectra-Physics Holdings Ltd.                                                      England                      100
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                                       4

                           THERMO ELECTRON CORPORATION

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              Decorex Limited                                                               England                      100
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         Spectra-Physics Holdings S.A.                                                      France                       100
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         Saroph B.V.                                                                        Netherlands                  100
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         Spectra Precision (Asia) Pte. Ltd.                                                 Singapore                    100
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         Saroph Sweden AB                                                                   Sweden                       100
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              Thermo Labsystems Sweden AB                                                   Sweden                       100
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              Thermo Finnnigan AB                                                           Sweden                       100
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              Thermo Instruments Nordic AB                                                  Sweden                       100
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              Thermo Life Sciences AB                                                       Sweden                       100
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              Thermo Radiometrie Oy                                                         Finland                      100
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              Thermo Nobel AB                                                               Sweden                       100
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                  Nobel Electronique S.A.R.L.                                               France                       100
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                  Nobel Elektronikk A/S                                                     Norway                       100
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                  AB Givareteknik                                                           Sweden                       100
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Spectra-Physics, Inc.                                                                       Delaware                     100
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     Laser Analytical Systems GmbH                                                          Germany                      100
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         Laser Analytical Systems, Inc.                                                     California                   100
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     Spectra-Physics Semiconductor Lasers, Inc.                                             Delaware                     100
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     Spectra-Physics Laser Data Systems, Inc.                                               Delaware                     100
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     Spectra-Physics France S.A.                                                            France                       100
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     Spectra-Physics GmbH                                                                   Germany                      100
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     Spectra-Physics K.K.                                                                   Japan                        100
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     Spectra-Physics Lasers B.V.                                                            Netherlands                  100
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     Spectra-Physics Limited                                                                England                      100
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     Spectra-Physics Lasers Ltd.                                                            England                      100
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Thermo Finnigan LLC                                                                         Delaware                     100
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     Finnigan MAT S.R.L.                                                                    Italy                        100
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     Thermo Finnigan Ltd.                                                                   England                      100
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         ThermoQuest AB                                                                     Sweden                       100
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         Thermoquest Limited                                                                England                      100
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               Thermo Hypersil Limited                                                      England                      100
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     Finnigan MAT China, Inc.                                                               California                   100
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         Thermo Finnigan Australia Pty. Ltd.                                                Australia                    100
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     Finnigan Mat Ltd.                                                                      England                      100
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         Thermo Instruments Australia Pty. Limited                                          Australia                    100
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     Finnigan Properties, Inc.                                                              Delaware                     100
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         Thermo Electron Business Trust                                                     Massachusetts                100
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              TMOI Inc.                                                                     Delaware                     100
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Thermo Forma Inc.                                                                           Delaware                     100
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     Thermo IEC Inc.                                                                        Delaware                     100
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     Thermo Savant Inc.                                                                     New York                     100
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Thermo Masslab Limited                                                                      England                      100
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     H.D. Technologies Limited                                                              England                      100
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Life Sciences International (HK) Limited                                                    Hong Kong                    100
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TMQ SEG (Hong Kong) Limited                                                                 Hong Kong                    100
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Thermo Finnigan Italia S.p.A.                                                               Italy                        100
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Thermo Finnigan AG                                                                          Switzerland                  100
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ThermoQuest K.K.                                                                            Japan                        100
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Fisons Instruments NV                                                                       Belgium                      100
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Fisons Instruments K.K.                                                                     Japan                        100
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Thermo Haake Ltd.                                                                           England                      100
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Thermo Instruments S.A.                                                                     Spain                        100
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Thermo BioAnalysis Corporation                                                              Delaware                     100
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                                       5

                           THERMO ELECTRON CORPORATION

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     Thermo LabSystems S.A.                                                                 Spain                        100
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     Thermo Holding European Operations Corp.                                               Delaware                     85
     (an additional 15% is owned by Thermo Electron German Holdings Inc.)
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         Thermo Luxembourg Holding S.a.r.l.                                                 Luxembourg                   100
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              Grond en Watersaneringstechniek Nederland B.V.                                Netherlands                  100
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                  Thermo Electron Holding BV                                                Netherlands                  100
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                      Thermo Instruments NV                                                 Belgium                      100
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                      Thermo Electron BV                                                    Netherlands                  100
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                           Thermo Finance Company BV                                        Netherlands                  100
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                           Nicolet Technologies BV                                          Netherlands                  100
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                           Thermo Separation Products B.V. B.A.                             Belgium                      100
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                           Thermo Finnigan S.A.                                             Spain                        100
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                      ThIS Gas Analysis Systems B.V.                                        Netherlands                  100
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                           Thermo Euroglas B.V.                                             Netherlands                  100
------------------------------------------------------------------------------------------------------------------------------------
                               Thermo Electron Deutschland Verwaltvngs GmbH                 Germany                      100
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                               Thermo Luxembourg S.a.r.l.                                   Luxembourg                   100
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                                    Thermo Electron Deutschland GmbH & Co. KG               Germany                      100
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                                        Thermo BioSciences GmbH                             Germany                      100
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                                            Thermo Finnigan GmbH                            Germany                      90
                                            (additionally, 10% of the shares are owned
                                            directly by Thermo Electron Corporation)
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                                                 Thermo Life Sciences GmbH                  Germany                      100
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                                                 Thermo Hypersil GmbH                       Germany                      100
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                                                 Thermo Finnigan GmbH                       Germany                      100
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                                            Thermo Nicolet  GmbH                            Germany                      100
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                                            Thermo Haake GmbH                               Germany                      90
                                            (additionally, 10% of the shares are owned
                                            directly by Thermo Electron Scientific
                                            Instruments Corporation)
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                                            ESM Andersen Instruments GmbH                   Germany                      100
------------------------------------------------------------------------------------------------------------------------------------
                                        ITC Grundstucksverwaltungs GmbH                     Germany                      100
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                                            ITC Grundstucksverwaltungs GmbH & Co.           Germany                      90
                                            (additionally 10% of the shares are owned by
                                            Thermo Securities Corporation)
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                                        Thermo BLH GmbH                                     Germany                      100
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                                        Thermo Shandon GmbH                                 Germany                      100
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                                        Thermo Radiometrie GmbH                             Germany                      90
                                        (additionally 10% of the shares are owned
                                        directly by Thermo Electron Corporation)
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                                            ESM Eberline Instruments GmbH                   Germany                      100
------------------------------------------------------------------------------------------------------------------------------------
                                        Thermo LabSystems Vertriebs GmbH                    Germany                      100
------------------------------------------------------------------------------------------------------------------------------------
                                        Thermo Ramsey GmbH                                  Germany                      100
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                                        Nobel Elektronik GmbH                               Germany                      100
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                                        Thermo Detection GmbH                               Germany                      100
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                                        ThermoSpectra GmbH                                  Germany                      100
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                                            Gould Nicolet Messtechnik GmbH                  Germany                      100
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                                                 Thermo NORAN GmbH                          Germany                      100
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                      ThermoSpectra  B.V.                                                   Netherlands                  100
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              Thermo TLH (U.K.) Limited                                                     England                      100
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              Thermo TLH L.P.                                                               Delaware                   99.99*
              (additionally 0.01% is owned by Thermo TLH (U.K.) Limited
------------------------------------------------------------------------------------------------------------------------------------
     Thermo BioStar Inc.                                                                    Delaware                     100
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     Thermo DMA Inc.                                                                        Texas                        100
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         DMA Latinoamericana S.A. de C.V.                                                   Mexico                       50
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                                       6

                           THERMO ELECTRON CORPORATION

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     Labsystems (SEA) Pte. Ltd.                                                             Singapore                    100
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     Fastighets AB Skrubba                                                                  Sweden                       100
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     Dynex Technologies spol. s.r.o.                                                        Czech Republic               100
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     TDI Inc. of VA                                                                         Virginia                     100
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     Labsystems, Inc.                                                                       Delaware                     100
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     Thermo Projects Limited (BVI)                                                          England                      100
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     Thermo Bioanalysis Japan K.K.                                                          Japan                        100
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     Thermo Shandon Ltd.                                                                    England                      100
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         Anglia Scientific Instruments Limited                                              England                      100
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         Shandon Southern Instruments Limited                                               England                      100
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     Thermo Shandon Inc.                                                                    Pennsylvania                 100
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         E-C Apparatus Corporation                                                          Florida                      100
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         Whale Scientific Corporation                                                       Colorado                     100
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         ALKO Diagnostic Corporation                                                        Massachusetts                100
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     Thermo BioAnalysis (Guernsey) Ltd.                                                     Channel Islands              100
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     Thermo BioAnalysis Limited                                                             England                      100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Fast U.K. Limited                                                           England                      100
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     Thermo Projects Limited                                                                England                      100
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         Thermo LabSystems Limited                                                          England                      100
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         Toolquip Group Limited                                                             England                      100
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         Toolquip International Limited                                                     England                      100
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            Medquip International Limited                                                   England                      100
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         Labquip International Limited                                                      England                      100
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         Simple Paper Limited                                                               England                      100
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         Shockblock Limited                                                                 England                      100
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     Thermo Electron Holding France SA. (Additionally owned by 47.52% by Thermo Electron    France                      22.59
     Corporation and 29.9% owned by Thermo Electron Scientific Instruments Corporation)
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         Thermo VG Scientific                                                               France                       100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Finnigan France                                                             France                       100
------------------------------------------------------------------------------------------------------------------------------------
              Finnigan Automass S.A.                                                        France                       100
------------------------------------------------------------------------------------------------------------------------------------
              Thermo Hypersil S.A.                                                          France                       100
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         Konelab SA                                                                         France                       100
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         Shandon France S.A.                                                                France                       100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Radiometrie                                                                 France                       100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Instruments SAS                                                             France                       100
------------------------------------------------------------------------------------------------------------------------------------
              Rutter Instrumentation S.A.R.L.                                               France                       100
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         Thermo Optek EURL                                                                  France                       100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo LabSystems S.A.R.L.                                                         France                       100
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         Rheo S.A.                                                                          France                       100
------------------------------------------------------------------------------------------------------------------------------------
         Labsystems S.A.                                                                    France                       100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo LabSystems (Australia) Pty Limited                                              Australia                    100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo LabSystems Inc.                                                                 Massachusetts                100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Trace Ltd.                                                                      Australia                    100
------------------------------------------------------------------------------------------------------------------------------------
         Trace BioSciences Pty. Ltd.                                                        Australia                    100
------------------------------------------------------------------------------------------------------------------------------------
         Thermo Trace BioSciences NZ Limited                                                New Zealand                  99
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         Trace America, Inc.                                                                Florida                      100
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         Herbos Dijaganosticka                                                              Croatia                      50
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         Shanghai Long March Chiron Trace Medical Science Co. Ltd.                          China                        22
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Thermo Environmental Instruments Inc.                                                       California                   100
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     Thermo Gastech Ltd.                                                                    Canada                       100
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     Thermo Andersen Inc.                                                                   Delaware                     100
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                                       7

                           THERMO ELECTRON CORPORATION

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Thermo Instruments do Brasil Ltda.                                                          Brazil                       100
(1% of which shares are owned directly
by Thermo Elemental Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Van Hengel Holding B.V.                                                                     Netherlands                  100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Optek S.A.                                                                      Spain                        100
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Spectra-Physics Franklin Inc.                                                               Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
     Spectra-Physics Syracuse Inc.                                                          New York                     100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Hilger Crystals Limited                                                         England                      100
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     Spectra-Physics Stratford Inc.                                                         Delaware                     100
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Thermo Power Corporation                                                                    Massachusetts                100
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     ACI Holdings Inc.                                                                      New York                     100
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     T-Lyte Corporation                                                                     Delaware                     98
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TTT Metals of Minnesota, Inc.                                                               Minnesota                    100
------------------------------------------------------------------------------------------------------------------------------------
     TTT Metals of California, Inc.                                                         California                   100
------------------------------------------------------------------------------------------------------------------------------------
TTT Metals of Wisconsin Inc.                                                                Wisconsin                    100
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TMA/Hanford, Inc.                                                                           Washington                   100
------------------------------------------------------------------------------------------------------------------------------------
RGPC Inc.                                                                                   Michigan                     100
------------------------------------------------------------------------------------------------------------------------------------
Lancaster Laboratories LLC                                                                  Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
Thermo EuroTech (Delaware) Inc.                                                             Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
Thermo EuroTech Ireland Ltd.                                                                Ireland                      100
------------------------------------------------------------------------------------------------------------------------------------
ThermoRetec Corporation                                                                     Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
     GeoWest Golden Inc.                                                                    Colorado                     100
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         GeoWest TriTechnics of Ohio, LLC                                                   Colorado                     100
------------------------------------------------------------------------------------------------------------------------------------
     RETEC Thermal, Inc.                                                                    Delaware                     100
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         TRI Oak Ridge LLC                                                                  Delaware                     50
         (additionally, 50% of the shares are owned
         directly by Coleman Services Incorporated)
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         TRUtech L.L.C.                                                                     Delaware                    47.5*
------------------------------------------------------------------------------------------------------------------------------------
Thermo Securities Corporation                                                               Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
     Thermo Eberline LLC                                                                    Delaware                     51
     (49% owned by Thermo BioAnalysis Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Thermo Technology Ventures Inc.                                                             Idaho                        100
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     Plasma Quench Investment Limited Partnership                                           Delaware                     60*
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ThermoLase LLC                                                                              Delaware                     100
------------------------------------------------------------------------------------------------------------------------------------
     ThermoLase Japan L.L.C.                                                                Wyoming                       50*
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Trex Medical Corporation                                                                    Delaware                     100
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     Trex Medical Systems Corporation                                                       Delaware                     100
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Thermo Corporation                                                                          Delaware                     100
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 * Joint Venture/Partnership


                                       8